UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21869
Highland Credit Strategies Fund
(Exact name of registrant as specified in charter)
Two Galleria Tower
13455 Noel Road
Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
James D. Dondero, President
Highland Credit Strategies Fund
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: December 31
Date of reporting period: June 30, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Credit Strategies Fund
Semi-Annual Report
June 30, 2006

Highland Credit Strategies Fund
Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

LETTER TO SHAREHOLDERS
Highland Credit Strategies Fund
Dear Shareholders:
We are pleased to provide you with our first shareholder report for Highland Credit Strategies Fund (the “Fund”), for the period ended June 30, 2006. The Fund commenced investment operations on June 29, 2006. On June 30, 2006, the net asset value of the Fund was $19.08 per share, as compared to $19.06 on June 29, 2006. On June 30, 2006, the closing market price of the Fund’s shares on the New York Stock Exchange was $20.60 per share, as compared to $20.18 on June 29, 2006. During the period ended June 30, 2006, the Fund made no distributions to common stock shareholders.
Dividend Declaration:
On August 3, 2006, the Board of Directors declared a dividend of $0.15 per common share, payable on the last day of business for the month of September 2006.
Respectfully submitted,

James Dondero
President

Mark Okada
Executive Vice President

Kurt Plumer
Portfolio Manager

FUND PROFILE (unaudited)
Highland Credit Strategies Fund
Objective
The Fund seeks to achieve high
returns while minimizing
losses.
Total Net Assets of
Common Shares
(as of 06/30/06)
$572.6 million
The information below gives you a snapshot of your Fund at the end of the reporting period.
Quality Breakdown as of 06/30/06 (%)

Ba	30.1
B	47.1
Caa	11.3
Ca	0.8
NR	10.7
Top 5 Sectors as of 06/30/06 (%)

Healthcare	10.4
Housing	10.3
Transportation	8.5
Utilities	8.3
Media/Telecom-Telecommunications	7.2
Top 10 Holdings as of 06/30/06 (%)

LNR Property Corp.	2.1
Alliance Imaging, Inc.	1.8
Windstream Corp.	1.8
Neiman Marcus Group, Inc. (The)	1.7
Fidelity National Information Solutions, Inc.	1.6
DJ Orthopedics LLC	1.6
Capital Automotive REIT	1.5
Six Flags, Inc.	1.5
ON Semiconductor Corp.	1.5
Jarden Corp.	1.5
Quality is calculated as a percentage of total investments. Sectors and holdings are calculated as a percentage of net assets applicable to Common Shareholders.

FINANCIAL STATEMENTS

June 30, 2006	Highland Credit Strategies Fund

A guide to understanding your Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price Common Shares as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for Common Shares is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, any unrealized gains or losses recognized over the period as well as any distributions to Preferred Shareholders. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to Common shareholders.

Statement of Changes in Net Assets	This statement demonstrates how the Fund’s net assets were affected by its operating results, distributions to Common Shareholders and shareholder transactions from Common Shares (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statements of Changes in Net Assets also includes changes in the number of Common Shares outstanding.

Statement of Cash Flows	The Statement of Cash Flows reports net cash provided or used by operating, investing and financing activities and the net effect of those flows on cash and cash equivalents during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per Common Share was affected by the Fund’s operating results. The Financial Highlights table also discloses the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes summarize the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

INVESTMENT PORTFOLIO (unaudited)

June 30, 2006	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loan Notes (a) - 66.9%

AEROSPACE (b) - 0.3%
2,000,000	US Airways, Inc. Term Loan, 03/31/11	2,015,420

CHEMICALS (b) - 1.8%
927,803	Huntsman International LLC Term B Dollar Loan, 08/16/12	924,983
	Ineos US Finance LLC
500,000	Term Loan B2, 12/16/13	504,920
500,000	Term Loan C2, 12/16/14	508,750
5,000,000	Rockwood Specialties Group, Inc. Tranche E Term Loan, 07/30/12	5,030,950
3,500,000	Solutia, Inc. New Term Loan B DIP, 03/31/07	3,521,875

		10,491,478

CONSUMER NON-DURABLES (b) - 3.8%
8,371,489	Jarden Corp. Term Loan B1, 01/24/12	8,382,707
4,500,000	Owens-Brockway Glass Container, Inc. Tranche B Term Loan, 06/14/13	4,505,625
3,800,000	Revlon Consumer Products Corp. Term Loan, 07/09/10	3,897,356
4,692,529	Visant Corp. Tranche C Term Loan, 10/04/11	4,727,723

		21,513,411

ENERGY (b) - 4.2%
	Alon USA Energy, Inc.
222,222	Edgington Facility, 06/22/13	223,820
1,777,778	Paramount Facility, 06/22/13	1,790,560
8,000,000	ATP Oil & Gas Corp. Term Loan, 04/14/10	8,055,000
1,990,000	Complete Production Services, Inc. Term B Facility, 09/12/12	1,996,846
3,041,609	Dresser Rand Group, Inc. Tranche B Dollar Term Loan, 10/29/11	3,062,535
2,000,000	Hawkeye Renewables LLC First Lien Term Loan, 06/30/12	2,003,760
	TECO Panda Generating Co. - Gila River Power Station
598,071	Project Letter of Credit, 06/01/12	696,752
1,639,871	Tranche A Term Loan, 06/01/12	1,910,450
1,581,994	Tranche B Term Loan, 06/01/20	1,843,023
38,585	Working Capital, 06/01/12	44,952
	TECO Panda Generating Co. - Union Power Station
173,633	Project Letter of Credit, 06/01/12	202,283
964,630	Tranche A Term Loan, 06/01/12	1,123,794
926,045	Tranche B Term Loan, 06/01/20	1,078,842
77,170	Working Capital, 06/01/12	89,904

		24,122,521

FINANCIAL (b) - 0.2%
997,500	iPayment, Inc. Term Facility, 05/10/13	997,500

FOOD AND DRUG (b) - 0.4%
2,000,000	Roundy’s Supermarkets, Inc. Term Loan, 11/03/11	2,016,750

FOOD/TOBACCO - 2.0%
1,000,000	Del Monte Corp. Term B Loan, 02/08/12 (b)	1,004,822
5,000,000	Merisant Co. Tranche B Term Loan, 01/11/10 (b)	4,837,500
2,950,099	Pinnacle Foods Group, Inc. New Term Loan, 7.48%, 11/25/10	2,960,999
2,500,000	Reddy Ice Group, Inc. Initial Term Loan, 08/09/12 (b)	2,510,150

		11,313,471

FOREST PRODUCTS - CONTAINERS (b) - 1.0%
	Bluegrass Container Co. LLC
1,381,579	Delayed Draw First Lien Term Loan, 06/30/13	1,388,487
3,618,421	Initial First Lien Term Loan, 06/30/13	3,636,513
995,000	Georgia-Pacific Corp. Term B Loan, 12/20/12	994,204

		6,019,204

GAMING/LEISURE (b) - 2.6%
2,980,000	Penn National Gaming, Inc. Term Loan B, 10/03/12	2,990,490
	Resorts International Holdings LLC
2,000,000	Second Lien Term Loan, 04/26/13	2,078,760
1,000,000	Term Loan B, 04/26/12	1,008,435
8,480,650	Six Flags, Inc. Tranche B-1 Term Loan, 06/30/09	8,556,637

		14,634,322

HEALTHCARE (b) - 8.3%
10,098,594	Alliance Imaging, Inc. Tranche C1 Term Loan, 12/29/11	10,131,717
8,990,000	DJ Orthopedics LLC Tranche B Term Loan, 04/07/13	8,973,099
4,000,000	Golden Gate National Senior Care LLC Second Lien Term Loan, 09/14/11	4,070,000
7,000,000	HealthSouth Corp. Term Loan B, 03/10/13	7,014,420
8,219,838	Life Point Hospitals, Inc. Term B Loan, 04/15/12	8,223,043
4,000,000	National Mentor Holdings, Inc. Tranche B Term Loan, 06/29/13	4,012,520
5,000,000	Quintiles Transnational Corp. First Lien Term B Loan, 03/31/13	4,996,100

		47,420,899

HOUSING - 6.8%
8,791,074	Capital Automotive REIT Term Loan, 7.10%, 12/16/10	8,789,008
6,000,000	Custom Building Products, Inc. First Lien Term Loan, 10/20/11 (b)	6,038,760
5,235,000	Knoll, Inc. Term Loan, 10/03/12 (b)	5,253,532
12,000,000	LNR Property Corp. Initial Tranche B Term Loan, 07/05/11 (b)	12,028,560
2,000,000	November 2005 Land Investors LLC Second Lien Term Loan, 04/24/12 (b)	2,025,000
4,608,917	Walter Industries, Inc. Term Loan, 6.97%, 10/03/12	4,628,505

		38,763,365

4     See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

June 30, 2006	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loan Notes (a) (continued)

INFORMATION TECHNOLOGY (b) - 3.9%
9,000,000	Fidelity National Information Solutions, Inc. Term B Loan, 03/09/13	9,006,840
8,393,958	ON Semiconductor Corp. Term Loan H, 12/15/11	8,421,490
5,000,000	Open Solutions, Inc. First Lien Term Loan, 09/03/11	5,040,600

		22,468,930

MANUFACTURING (b) - 0.1%
754,045	Mueller Group LLC Term Loan, 10/03/12	759,417

MEDIA/TELECOM-BROADCASTING (b) - 0.6%
3,457,143	CMP Susquehanna Corp. Tem Loan, 05/05/13	3,460,946

MEDIA/TELECOM-CABLE/WIRELESS VIDEO (b) - 3.6%
4,500,000	Bresnan Communications LLC First Lien Term Loan B, 09/29/13	4,508,438
5,000,000	Cequel Communications LLC NC Term Facility, 10/30/07	4,975,000
1,484,480	Charter Communications Operating LLC Term Loan, 04/28/13	1,488,369
6,997,500	CSC Holdings, Inc. Incremental Term Loan, 03/29/13	6,968,670
2,400,000	WideOpenWest Finance LLC First Lien Term Loan, 05/01/13	2,405,784

		20,346,261

MEDIA/TELECOM-DIVERSIFIED MEDIA (b) - 3.9%
7,613,353	Dex Media West LLC Tranche B-2 Term Loan, 03/09/10	7,591,579
3,500,000	Metro-Goldwyn-Mayer Holdings, Inc./LOC Acquisition Co. Tranche B Term Loan, 04/08/12	3,516,800
5,000,000	Regal Cinemas Corp. New Term Loan, 11/10/10	5,002,100
6,476,363	RH Donnelley, Inc. Tranche D-2 Term Loan, 06/30/11	6,443,981

		22,554,460

MEDIA/TELECOM-TELECOMMUNICATIONS (b) - 4.8%
3,250,000	Alaska Communications Systems Holdings, Inc Term Loan, 02/01/12	3,251,349
	Madison River Capital LLC
1,000,000	Second Additional Term B-1 Advance, 07/29/12	1,003,750
4,000,000	Term Loan B-1, 07/29/12	4,013,760
3,000,000	PaeTec Communications, Inc. Second Lien Term Loan, 06/12/13	3,067,500
5,000,000	RCN Corp. Term Loan, 05/30/13	5,006,250
1,250,000	Stratos Global Corp. Term B Facility, 02/13/12	1,258,600
10,000,000	Windstream Corp. Tranche B Term Loan, 07/17/13	10,037,500

		27,638,709

MEDIA/TELECOM-WIRELESS COMMUNICATIONS (b) - 0.4%
2,000,000	Cricket Communications, Inc. Term Loan B, 06/16/13	2,016,760

MEDIA/TELECOMMUNICATIONS (b) - 1.0%
5,000,000	MediaNews Group, Inc. New Term Loan C, 06/27/13	5,012,500
500,000	Panavision, Inc. Second Lien Term Loan, 03/30/12	510,310

		5,522,810

METALS/MINERALS (b) - 1.9%
	Euramax International, Inc.
2,884,136	First Lien Domestic Term Loan, 06/29/12	2,900,806
3,000,000	Second Lien Domestic Term Loan, 06/29/13	3,028,140
5,000,000	James River Coal Co. Credit Linked Deposit, 11/30/11	5,018,750

		10,947,696

RETAIL - 3.6%
3,481,259	Blockbuster, Inc. Tranche B Term Loan, 8.88%, 08/20/11 (b)	3,491,703
3,000,000	Burlington Coat Factory Warehouse Corp. Term Loan, 05/28/13 (b)	2,931,435
2,136,034	Harbor Freight Tools USA, Inc. Tranche C Term Loan, 6.92%, 07/15/10	2,137,369
2,495,949	Movie Gallery, Inc. Term Loan B, 10.75%, 04/27/11 (b)	2,443,981
9,443,038	Neiman Marcus Group, Inc. (The) Term Loan, 04/06/13 (b)	9,518,110

		20,522,598

SERVICE (b) - 0.4%
1,000,000	Education Management LLC Tranche B Term Loan, 06/01/13	1,005,415
1,500,000	Survey Sampling International LLC Term Loan, 05/06/11	1,506,562

		2,511,977

TRANSPORTATION (b) - 4.7%
2,000,000	Dana Corp. DIP Term Loan, 04/13/08	2,001,260
2,000,000	Dayco Products LLC Second Lien Term Loan, 12/31/11	2,037,500
995,000	Delphi Corp. Term Loan, 06/14/11	1,030,452
541,042	Environmental Systems Products Holdings, Inc. Term Loan, 12/12/08	547,637
5,000,000	Lear Corp. First Lien Term Loan B, 04/25/12	4,965,600
5,000,000	Navistar International Corp. Delay Draw Term Loan, 02/22/09	5,034,400
6,000,000	Ozburn-Hessey Holding Co., LLC Term Loan, 08/10/12	6,030,000
1,351,590	SIRVA Worldwide, Inc. Tranche B Term Loan, 12/01/10	1,313,861
See accompanying Notes to Financial Statements.     5

INVESTMENT PORTFOLIO (unaudited) (continued)

June 30, 2006	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loan Notes (a) (continued)

TRANSPORTATION (b) (continued)
1,000,000	Vanguard Car Rental USA Holdings, Inc. Term Loan, 06/14/13	1,003,750
3,000,000	Visteon Corp. Term Loan, 06/13/13	3,002,820

		26,967,280

UTILITIES - 6.6%
1,000,000	Calpine Corp. Second Lien Term Loan B, 07/16/07 (b)	982,200
902,601	CenterPoint Energy, Inc. Term Loan, 7.47%, 04/30/10	903,246
5,000,000	El Paso Corp. Deposit Account, 11/23/09 (b)	5,030,900
7,920,000	EPCO Holdings, Inc. Institutional Term Loan C, 08/18/10 (b)	7,971,163
6,400,073	Midwest Generation LLC Term Loan, 04/27/11 (b)	6,469,450
3,980,000	Mirant North America LLC Term Loan, 7.10%, 01/03/13	3,977,095
	NRG Energy, Inc.
1,810,215	Credit Linked Deposit, 02/01/13 (b)	1,813,980
7,939,785	Term Loan, 02/01/13 (b)	7,965,510
	Plum Point Energy Associates LLC
2,229,377	First Lien Term Loan, 03/14/14 (b)	2,247,034
605,212	Funded Letter of Credit, 03/14/14 (b)	611,264

		37,971,842

	Total Senior Loan Notes (Cost $382,698,063)	382,998,027

Corporate Notes and Bonds - 13.0%

AEROSPACE - 0.5%
3,000,000	Evergreen International Aviation, Inc. 12.00%, 05/15/10	3,090,000

CONSUMER NON-DURABLES - 0.9%
3,000,000	AMES True Temper 9.07%, 01/15/12 (c)	2,962,500
2,850,000	Remington Arms Co. 10.50%, 02/01/11	2,465,250

		5,427,750

ENERGY - 0.2%
1,250,000	MarkWest Energy Partners LP Senior Notes, 8.50%, 07/15/16 (d)	1,229,375

FOOD/TOBACCO - 1.4%
1,000,000	Chiquita Brands International, Inc., Senior Notes 7.50%, 11/01/14	840,000
1,000,000	8.88%, 12/01/15	890,000
10,000,000	Swift & Co. PIK Holdco Notes 8.00%, 03/19/10	6,325,000

		8,055,000

FOREST PRODUCTS - CONTAINERS - 0.4%
2,000,000	Newpage Corp. Senior Subordinated Notes 12.00%, 05/01/13	2,080,000

GAMING/LEISURE - 1.4%
3,500,000	Six Flags, Inc. Senior Notes 8.88%, 02/01/10	3,342,500
5,000,000	Trump Entertainment Resorts Holdings LP 8.50%, 06/01/15	4,831,250

		8,173,750

HOUSING - 1.4%
1,000,000	Builders FirstSource, Inc. 9.42%, 02/15/12 (c)	1,030,000
5,000,000	Owens Corning 7.50%, 08/01/18 (e)	4,400,000
3,000,000	Ply Gem Industries, Inc. Senior Subordinated Notes 9.00%, 02/15/12	2,745,000

		8,175,000

ELECTRONICS/ELECTRIC - 0.8%
5,000,000	MagnaChip Semiconductor 8.58%, 12/15/11 (c)	4,775,000

MEDIA/TELECOM-DIVERSIFIED MEDIA - 0.4%
2,000,000	PRIMEDIA, Inc., Senior Notes 10.55%, 05/15/10 (c)	2,052,500

MEDIA/TELECOM-TELECOMMUNICATIONS - 1.0%
	SunCom Wireless Holdings, Inc.
5,000,000	9.38%, 02/01/11	3,600,000
2,000,000	8.50%, 06/01/13	1,845,000

		5,445,000

RETAIL - 1.2%
5,000,000	Blockbuster, Inc. Senior Subordinated Notes, 9.00%, 09/01/12	4,687,500
2,000,000	Linens ‘n Things, Inc. 10.70%, 01/15/14 (c) (d)	1,905,000

		6,592,500

6     See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

June 30, 2006	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
SERVICE - 1.3%
7,550,000	HydroChem Industrial Services, Inc. Senior Subordinated Notes 9.25%, 02/15/13 (d)	7,323,500

TRANSPORTATION - 2.1%
5,000,000	American Tire Distributors Holdings, Inc. Senior Notes 11.24%, 04/01/12 (c)	4,675,000
5,000,000	Delphi Corp. 6.55%, 06/15/06 (e)	4,175,000
5,000,000	Federal-Mogul Corp. 7.50%, 01/15/09 (e)	3,050,000

		11,900,000

	Total Corporate Notes and Bonds (Cost $73,977,500)	74,319,375

Total Investments - 79.9%		457,317,402

(cost of $456,675,563) (f)

Other Assets & Liabilities, Net - 20.1%		115,306,287

Net Assets applicable to Common
Shareholders - 100.0%		572,623,689

(a)	Senior loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2006. Senior loans, while exempt from registration under the Security Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(b)	This position has not settled. Contract rate does not take effect until settlement date.

(c)	Floating rate note. The interest rate shown reflects the rate in effect at June 30, 2006.

(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund’s Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2006, these securities amounted to $10,457,875 or 1.8% of net assets. These securities have been determined by the Investment Adviser to be liquid securities.

(e)	The issuer is in default of certain debt covenants. Income is not being accrued.

(f)	Cost for Federal income tax purposes is $456,675,563.

DIP	Debtor in Possession
LP	Limited Partnership
PIK	Payment in Kind
REIT	Real Estate Investment Trust
See accompanying Notes to Financial Statements.     7

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (unaudited)	Highland Credit Strategies Fund

Assets:
Investments, at value (Cost $456,675,563)	$457,317,402
Cash	572,600,000
Receivable for:
Investments sold	7,003,750
Interest and fees	1,391,912

Total assets	1,038,313,064

Liabilities:
Offering Expenses (Note 2)	700,000
Payable for:
Investments purchased	464,946,957
Investment advisory fee (Note 4)	37,598
Administration fee (Note 4)	1,766
Trustees’ fees (Note 4)	186
Accrued expenses and other liabilities	2,868

Total liabilities	465,689,375

NET ASSETS APPLICABLE TO COMMON SHARES	$572,623,689

Composition of Net Assets
Par value of common shares (Note 1)	$30,005
Paid-in capital	571,869,995
Undistributed net investment income	93,100
Accumulated net realized loss on investments	(11,250)
Net unrealized appreciation on investments	641,839

NET ASSETS APPLICABLE TO COMMON SHARES, AT VALUE	$572,623,689

Common Shares
Net assets	$572,623,689
Shares outstanding (unlimited shares authorized)	30,005,236
Net asset value, closed-end publicly traded redemption price per share (Net assets/Shares outstanding)	$19.08
8     See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2006 (unaudited)	Highland Credit Strategies Fund (a)

Investment Income
Interest	$135,518

Total investment income	135,518

Expenses
Investment advisory fee (Note 4)	31,332
Administration fee (Note 4)	8,032
Transfer agent fee	192
Professional fees	1,172
Trustees’ fees (Note 4)	186
Custody fee	318
Reports to shareholders	622
Other expenses	564

Net expenses	42,418

Net investment income	93,100

Net Realized and Unrealized Gain on Investments
Net realized loss on investments	(11,250)
Net change in unrealized appreciation on investments	641,839

Net gain	630,589

Net increase in net assets, applicable to common shareholders	$723,689

(a)	Highland Credit Strategies Fund commenced investment operations on June 29, 2006.
See accompanying Notes to Financial Statements.     9

STATEMENT OF CHANGES IN NET ASSETS
Highland Credit Strategies Fund

	Period
	Ended
	June 30, 2006 (a)
	(unaudited)
Increase in Net Assets:
Operations
Net investment income	$93,100
Net realized loss on investments	(11,250)
Net change in unrealized appreciation on investments	641,839

Net increase from operations	723,689

Share Transactions from Common Shares
Subscriptions	571,800,000

Net increase from share transactions	571,800,000

Total increase in net assets	572,523,689

Net Assets Applicable to Common Shares
Beginning of period	100,000	(b)
End of period (including undistributed net investment income of $93,100)	$572,623,689

Change in Shares
Subscriptions	30,005,236

Net increase in common shares	30,005,236

(a)	Highland Credit Strategies Fund commenced investment operations on June 29, 2006.

(b)	Represents initial seed money.
10     See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Period Ended June 30, 2006 (unaudited)	Highland Credit Strategies Fund(a)

Increase in Cash and Foreign Currency

Cash Flows Used for Operating Activities
Net investment income	$93,100

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchase of investments securities	(463,690,563)
Proceeds from disposition of investment securities	7,003,750
Increase in interest and fees receivable	(1,391,912)
Increase in offering expenses	700,000
Increase in receivable for investments sold	(7,003,750)
Increase in payable for investments purchased	464,946,957
Increase in payable to related parties	39,550
Increase in other expenses and liabilities	2,868

Net cash flow provided by operating activities	700,000

Cash Flows Provided by Financing Activities
Proceeds from shares sold	571,900,000

Net cash flow provided by financing activities	571,900,000

Net increase in cash	572,600,000

Cash
Beginning of the period	—
End of the period	$572,600,000

(a)	Highland Credit Strategies Fund commenced investment operations on June 29, 2006.
See accompanying Notes to Financial Statements.      11

FINANCIAL HIGHLIGHTS
Highland Credit Strategies Fund
Selected data for a common share outstanding throughout each period is as follows:

	For the Period
	Ended 06/30/06(a)
	(unaudited)

Common Shares Per Share Operating Performance:
Net Asset Value — Beginning of Period	$19.06

Income from Investment Operations:
Net investment income	—	(b)
Net realized and unrealized gain on investments	0.02

Net increase in net assets resulting from investment operations	0.02

Net Asset Value — End of Period	$19.08
Market Value — End of Period	$20.60
Market Value Total Return(d)	2.08	%(c)

Ratios to Average Net Assets and Supplemental Data:

Common Share information at period end:
Ratios based on net assets of common shares	—	(b)
Net assets, end of period (in 000’s)	$572,624
Net expenses	1.35%
Net investment income	2.97%
Portfolio turnover rate	1.53	%(c)

(a)	Highland Credit Strategies Fund commenced investment operations on June 29, 2006.

(b)	Represents less than $0.005 per share.

(c)	Not annualized.

(d)	Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s reinvestment plan.
12       See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2006	Highland Credit Strategies Fund
Note 1. Organization
Highland Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized on June 29, 2006 as a nondiversified, closed-end management investment company. The Fund trades on the New York Stock Exchange and may issue an unlimited number of common shares of beneficial interest (“Common Shares”), par value $0.001 per share.
Investment Goal
The Fund seeks to provide both current income and capital appreciation.
Note 2. Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Fund Valuation
The net asset value of the Fund’s Common Shares is calculated daily on each day that the New York Stock Exchange is open for business as of the close of regular trading session on the New York Stock Exchange. The net asset value is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the number of Common Shares outstanding.
Security Valuation
In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, pricing quotations from principal market makers are used. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value) such securities are valued in such a manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of the Fund’s Board of Trustees. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in the judgement of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options shall be included as a liability. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchased agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.
Federal Income Tax Status
The Fund intends to qualify each year as a “Regulated Investment Company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2006	Highland Credit Strategies Fund
“Code”), and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Dividends and Distributions
The Fund plans to pay dividend distributions monthly and capital gain distributions annually to common shareholders (“Common Shareholders”). To permit the Fund to maintain more stable monthly dividends and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Common Shareholders of the Fund will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.
Offering Expense
Offering expenses paid by the Fund (other than the sales load of 4.50% and any Preferred Share offering expenses), including expenses reimbursed by the Fund to Highland, will not exceed $0.04 per common share sold by the Fund in this offering. If the offering expenses exceed this amount, Highland will pay the excess.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank.
Additional Accounting Standards
In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely- than-not to be sustained as of the adoption date. As of June 30, 2006, the Fund has not evaluated the impact that will result from adopting FIN 48.
Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
Unrealized appreciation and depreciation at June 30, 2006, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$1,012,233
Unrealized depreciation	(370,394)

Net unrealized appreciation	$641,839
Note 4. Investment Adviser, Administration, and Trustee Fees
Investment Adviser Fee
Highland Capital Management, L.P. (“Highland” or the “Investment Adviser”) is the investment adviser to the Fund and receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2006	Highland Credit Strategies Fund
Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. The Investment Adviser may waive a portion of its fee.
Administration Fee
Highland provides administrative services to the Fund. For its services, Highland receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Highland may waive a portion of its fees. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to PFPC Inc. (“PFPC”). Highland pays PFPC directly for these sub-administration services.
Fees Paid to Trustees
The Fund pays no compensation to its Trustee who is an interested person of the Fund and an employee of Highland. The Fund pays each Trustee, who is not an interested person (as defined in the 1940 Act) of the Fund, an annual retainer of $7,500 per year for services provided as a Trustee of the Fund.
Note 5. Portfolio Information
For the period ended June 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $463,690,563 and $7,003,750, respectively.
Note 6. Preferred Shares
The Fund’s Board of Trustees may authorize and issue preferred shares (“Preferred Shares”) with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued. The Fund intends to issue Preferred Shares representing approximately 20% of the Fund’s total assets (including the proceeds of all such leverage) immediately after the Preferred Shares are issued. The Board of Trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act. Although the terms of any Preferred Shares will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the liquidation preference, voting rights, redemption provisions and dividends will be similar to those listed below. As of June 30, 2006, Preferred Shares have not been issued.
Liquidation Preference
In the event of any voluntary or involuntary, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (“Liquidation Preference”), which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distributions of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.
Voting Rights
The Preferred Shares will be senior to and have certain class-specific preferences over the Common Shares. Under the 1940 Act, the Preferred Shares must have the right to elect at least two Trustees at all times and a majority of the Trustees at any time two years of dividends on any Preferred Shares are unpaid. Preferred Shares also have certain class voting rights under the 1940 Act. The Board of Trustees presently intends that, except as otherwise indicated or required by applicable law, holders of Preferred Shares will have equal voting rights with holders of Common Shares and will vote together with holders of Common Shares as a single class.
Redemption
The redemption provisions of the Preferred Shares are expected to provide that (i) they are redeemable by the Fund at the original purchase price plus accrued dividends per share, (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any shares tendered for or purchased.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2006	Highland Credit Strategies Fund
Dividends
The Preferred Shares will pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends will be payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days will be set out in a notice designating a special dividend period. Dividends will be cumulative from the date the shares are first issued and will be paid out of legally available funds.
Whenever Preferred Shares are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by rating agencies rating the Preferred Shares have been met.
Note 7. Senior Loan Participation Commitments
The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic foreign corporations, partnerships and other entities (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, selling participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry. At June 30, 2006, there were no Senior Loans purchased by the Fund on a participation basis.
Note 8. Disclosure of Significant Risks and Contingencies
Industry Focus
The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.
Illiquidity of Investments
The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount paid for by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale of the Fund and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.
Troubled, Distressed or Bankrupt Companies
The Fund invests in companies that are troubled, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Adviser relies on company management, outside experts, market participants, and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2006	Highland Credit Strategies Fund
Leverage Risk
The Fund intends to use leverage through the issuance of Preferred Shares, borrowings from a credit facility, or both. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of Preferred Shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss.
Indemnification
Under the Fund’s organizational documents and the Investment Advisory Agreement, the Fund will indemnify its Trustees and officers and the Investment Adviser and any partner, officer, employee or agent of the Investment Adviser with respect to any act or omission as long as (i) such person’s activities do not constitute “disabling conduct” (as defined in the Fund’s Agreement and Declaration of Trust) and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to identification was brought that such an indemnitee is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Fund nor parties to the proceeding, that the indemnitee is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification. A successful claim for indemnification could reduce the Fund’s assets available for distribution to the shareholders.
Subsequent Event
On August 3, 2006, the the Board of Trustees approved with Scotia Capital (“Scotia”) as the credit facility provider to the Fund. The Fund is currently negotiating a secured loan agreement with Scotia in a principal amount up to $290,000,000. Under the prospective agreement, the Fund will be required to maintain certain asset coverage with respect to amounts borrowed and amounts outstanding under the agreement.

ADDITIONAL INFORMATION (unaudited)

June 30, 2006	Highland Credit Strategies Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
The Fund has retained Highland to manage its assets pursuant to an Investment Advisory Agreement with Highland (the “Investment Advisory Agreement”), which has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). Following an initial term of two years, the Investment Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.
At a meeting held on May 19, 2006, the Board considered the approval of the Investment Advisory Agreement and approved the Investment Advisory Agreement, to be effective upon commencement of operations of the Fund. Prior to the meeting, the Independent Trustees had requested detailed information from Highland which included: (1) information confirming the financial soundness of Highland; (2) information on the advisory personnel of Highland, including compensation arrangements; (3) information on the internal compliance procedures of Highland; (4) comparative information showing how the Fund’s proposed fee schedule and anticipated operating expenses compare to (i) other registered closed-end investment companies that follow investment strategies similar to those of the Fund, and (ii) other private and registered pooled investment vehicles or accounts managed by Highland, as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting Highland. In connection with its deliberations at this meeting, the Board consulted with Independent Counsel and Counsel to the Fund and considered information and factors that it believed were relevant to the interests of the Fund’s shareholders, including the following:
The nature, extent, and quality of the services to be provided by Highland
The Independent Trustees considered the portfolio management services to be provided by Highland and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. They discussed the experience and qualifications of the personnel who will be providing advisory services, including the background and experience of the members of the portfolio management team. The Independent Trustees reviewed the management structure, assets under management and investment philosophies and processes of Highland. They also reviewed and discussed Highland’s compliance policies and procedures. The Independent Trustees concluded that Highland had the quality and depth of personnel and investment methods essential to performing its duties under the Investment Advisory Agreement, and that the nature and the proposed cost of such advisory services are satisfactory.
The investment performance of other Funds managed by Highland
The Independent Trustees reviewed the performance of Highland for accounts or funds that have similar investment objectives. The Independent Trustees were satisfied with Highland’s overall performance records.
The costs of the services to be provided by Highland and the profits to be realized by Highland and its affiliates from the relationship with the Fund
The Independent Trustees also gave substantial consideration to the fees payable under the Investment Advisory Agreement, including: (1) the basis points to be paid to Highland; (2) the anticipated expenses Highland would incur in providing advisory services; (3) so-called “fallout benefits” to Highland, such as any incremental increase to its reputation to be derived from serving as Adviser to the Fund and the gross and net administration fees anticipated to be payable to Highland pursuant to the proposed Administration Services Agreement; (4) the marketing and structuring fee payable by Highland to Morgan Stanley & Co., Incorporated, and (5) a comparison of the fees payable to Highland under the Investment Advisory Agreement to fees paid to Highland by other funds and the fee rate for fees payable to the investment advisor to another closed-end investment company in registration with similar investment programs to that of the Fund. After such review, the Independent Trustees determined that the anticipated fees and profitability rate to Highland with respect to the Investment Advisory Agreement were fair and reasonable.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders
It was noted that an additional factor that the SEC has indicated a fund’s board should consider is the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. It was also noted that the Fund’s proposed management fee will be based upon Managed

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2006	Highland Credit Strategies Fund
Assets (as defined in the Investment Advisory Agreement to be, in general, total assets, including any form of investment leverage, and excluding ordinary operating expenses, but not excluding any liabilities or obligations attributable to investment leverage obtained through indebtedness of any kind (including borrowings or the issuance of debt securities), the issuance of preferred stock or other similar preference securities, and other specified items). It was further noted that Highland had advised that there were no current plans to issue preferred shares stock other than as disclosed in the Fund’s registration statement on Form N-2 and that the issuance of debt and preferred shares by the Fund was subject to the limitations set forth in such registration statement and applicable provisions of the 1940 Act. As a result, the Independent Trustees did not make a determination as to whether economies of scale would be realized as the Fund grows because they determined that such factor is not relevant with respect to the Fund in that the Fund is not expected to experience growth in its Managed Assets beyond that contemplated in its registration statement and discussed at this meeting.
Following a further discussion by the full Board of the factors above and the merits of the Investment Advisory Agreement and its various provisions, it was noted that in considering the Fund’s Investment Advisory Agreement, no single factor was determinative to the decision of the Board. Rather, after weighing all of the factors and reasons discussed above, the Board determined that the advisory arrangements, including the advisory fees to be paid to Highland under the Investment Advisory Agreement are fair and reasonable to the Fund in light of the services that the Highland is expected to provide, its expected costs and reasonably foreseeable Fund asset levels.

IMPORTANT INFORMATION ABOUT THIS REPORT
Transfer Agent
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860
Investment Adviser
Highland Capital Management, L.P.
13455 Noel Rd., Suite 800
Dallas, TX 75240
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.
This report has been prepared for shareholders of Highland Credit Strategies Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, 2006, will be available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Highland Credit Strategies Fund - HCF

Semi-Annual Report - June 30, 2006

HIGHLAND FUNDS

managed by
Highland Capital Management, L.P.

www.highlandfunds.com

HLC-HCF SEMI-06/06

Highland Credit Strategies Fund — HCFSemi-Annual Report — June 30, 2006 www.highlandfunds.comHLC-HCF SEMI-06/06

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

(d) Maximum Number (or
	(a) Total Number of	(b) Average	(c) Total Number of Shares (or Units)	Approximate Dollar Value) of Shares
	Shares (or	Price Paid per	Purchased as Part of Publicly Announced	(or Units) that May Yet Be Purchased
Period	Units) Purchased	Share (or Unit)	Plans or Programs	Under the Plans or Programs
June 1 – June 30	5,236 *	$19.10	Not applicable	Not applicable

*	On June 1, 2006, Highland Capital Management Services, Inc., an affiliate of Highland Capital Management, L.P., the Trust’s investment adviser, purchased shares of the Trust for the purpose of providing the Trust its initial seed capital.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Credit Strategies Fund

By (Signature and Title)*	/s/ James D. Dondero James D. Dondero, Chief Executive Officer
(principal executive officer)
Date August 29, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero James D. Dondero, Chief Executive Officer
(principal executive officer)
Date August 29, 2006

By (Signature and Title)*	/s/ M. Jason Blackburn M. Jason Blackburn, Chief Financial Officer
(principal financial officer)
Date August 29, 2006

*	Print the name and title of each signing officer under his or her signature.